Business combinations	12 Months Ended
Dec. 31, 2025
Disclosure of business combinations and other significant transactions [Abstract]
Business combinations and other significant transactions	Business combinations and other significant transactions
Business combinations
2025
There were no material business combinations completed in 2025.
Business combinations
2024
The group undertook a number of business combinations during 2024. Total consideration was $2,119 million and the amount paid in cash in 2024 amounted to $978 million offset by cash acquired of $1,031 million.
These business combinations principally relate to the step acquisitions of bp Bunge Bioenergia and Lightsource bp. Total consideration for these two acquisitions was $1,328 million and the amount paid in cash in 2024 was $227 million, offset by cash acquired of $589 million. The fair value of the net assets (including goodwill) recognized from these business combinations for 2024 was $2,848 million.
The gain recognized in ‘Interest and other income’ in 2024 as a result of remeasuring the previously held interests in bp Bunge Bioenergia and
Lightsource bp, to fair value, was $427 million.
Immediately prior to the Lightsource bp business combination, certain assets in the US were transferred from Lightsource bp into a new joint venture which remains jointly controlled by bp and certain founder shareholders of Lightsource bp, and is accordingly equity accounted for by bp.
The investment in the new joint venture was measured at bp's share of the joint venture's net assets and, as a result, income of $498 million has been recognized in ‘Interest and other income’ in 2024.